THE GABELLI GROWTH FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

                                                               [GRAPHIC OMITTED]
                                                       PICTURE OF HOWARD F. WARD

                                                             HOWARD F. WARD, CFA

TO OUR SHAREHOLDERS,

      What can we say that you haven't already heard? You know about the strong likelihood of war with Iraq. You know about the corporate and Wall Street scandals. You know about the big corporate bankruptcies. You know the economy is in a challenging, slow growth mode. You know about talk of a housing bubble. You know about those unusually wide corporate credit spreads and the talk of a liquidity crisis affecting certain banks, brokerages, utilities and struggling Fortune 100 industrial icons. You know about the $8 trillion of investor losses in stocks over the last three years and the corporate pension plan funding gaps. Chances are, you haven't felt this lousy in years. You feel older.

      There is no comfort in knowing that this has arguably been the worst time to be an investor since the Great Depression. I have lost so much hair that no one notices when I get a haircut. As we continue to prosecute the war against Martha Stewart, I mean, terrorism, there will surely be more unsettling news in the months ahead. Since even broken clocks are right twice a day -- analog anyway, not digital -- I feel there is hope. Remember, just when some pretty smart folks argued the economic cycle was dead, we found ourselves in the middle of a recession. Well I don't think the stock market cycle is dead either. While I can't assure you when the market will mount a meaningful rally, I, for one, believe many stocks have become bargains.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
              -----------------------------------------------------
                                      YEAR TO                                                 SINCE
                          QUARTER      DATE       1 YEAR     3 YEAR    5 YEAR    10 YEAR   INCEPTION (B)
                          -------     -------     ------     ------    ------    -------   -------------
Gabelli Growth Fund ....  (15.31)%    (37.31)%    (25.81)%   (18.74)%   (3.60)%    7.85%      10.96%
S&P 500 Index ..........  (17.27)%    (28.15)%    (20.47)%   (12.88)%   (1.62)%    8.99%       9.48%
Lipper Large-Cap
  Growth Fund Avg. .....  (15.78)%    (31.66)%    (22.17)%   (17.46)%   (4.49)%    6.19%       7.25%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on April 10, 1987.
--------------------------------------------------------------------------------

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                              Quarter
                          --------------------------------------
                             1ST      2ND       3RD       4TH      YEAR
                             ---      ---       ---       ---      ----
2002: Net Asset Value .... $27.82   $21.23    $17.98       --        --
      Total Return .......  (3.0)%  (23.7)%   (15.3)%      --        --
-----------------------------------------------------------------------------
2001: Net Asset Value .... $30.16   $31.18    $24.24     $28.68    $28.68
      Total Return ....... (20.2)%    3.4%    (22.3)%     18.3%    (24.1)%
-----------------------------------------------------------------------------
2000: Net Asset Value .... $50.10   $49.73    $46.88     $37.79    $37.79
      Total Return .......   7.7%    (0.7)%    (5.7)%    (11.3)%   (10.6)%
-----------------------------------------------------------------------------
1999: Net Asset Value .... $38.53   $41.38    $41.07     $46.51    $46.51
      Total Return .......   8.8%     7.4%     (0.8)%     26.1%     46.3%
-----------------------------------------------------------------------------
1998: Net Asset Value .... $32.32   $33.37    $28.54     $35.40    $35.40
      Total Return .......  12.9%     3.2%    (14.5)%     30.2%     29.8%
-----------------------------------------------------------------------------
1997: Net Asset Value .... $24.50   $29.25    $33.41     $28.63    $28.63
      Total Return .......   1.5%    19.4%     14.2%       3.1%     42.6%
-----------------------------------------------------------------------------
1996: Net Asset Value .... $23.75   $24.34    $25.35     $24.14    $24.14
      Total Return .......   7.2%     2.5%      4.1%       4.4%     19.4%
-----------------------------------------------------------------------------
1995: Net Asset Value .... $20.86   $22.99    $24.91     $22.16    $22.16
      Total Return .......   6.0%    10.2%      8.4%       4.9%     32.7%
-----------------------------------------------------------------------------
1994: Net Asset Value .... $21.90   $21.23    $22.58     $19.68    $19.68
      Total Return .......  (5.8)%   (3.1)%     6.4%      (0.5)%    (3.4)%
-----------------------------------------------------------------------------
1993: Net Asset Value .... $21.71   $21.84    $23.43     $23.26    $23.26
      Total Return .......   0.6%     0.6%      7.3%       2.5%     11.3%
-----------------------------------------------------------------------------
1992: Net Asset Value .... $20.27   $19.72    $20.50     $21.59    $21.59
      Total Return .......  (4.7)%   (2.7)%     4.0%       8.5%      4.5%
-----------------------------------------------------------------------------
1991: Net Asset Value .... $18.18   $18.02    $19.51     $21.28    $21.28
      Total Return .......  11.7%    (0.9)%     8.3%      12.0%     34.3%
-----------------------------------------------------------------------------
1990: Net Asset Value .... $16.74   $17.80    $15.75     $16.27    $16.27
      Total Return .......  (1.9)%    6.3%    (11.5)%      6.2%     (2.0)%
-----------------------------------------------------------------------------
1989: Net Asset Value .... $13.99   $15.73    $17.46     $17.07    $17.07
      Total Return .......  10.6%    12.4%     11.0%       1.5%     40.1%
-----------------------------------------------------------------------------
1988: Net Asset Value .... $10.87   $12.40    $12.71     $12.65    $12.65
      Total Return .......  16.1%    14.1%      2.5%       2.5%     39.2%
-----------------------------------------------------------------------------
1987: Net Asset Value ....  --      $10.84    $11.28      $9.51     $9.51
      Total Return .......  --        8.4%(b)   4.1%     (15.7)%    (4.9)%(b)
-----------------------------------------------------------------------------

              Dividend History
--------------------------------------------------
PAYMENT (EX) DATE RATE PER SHARE REINVESTMENT PRICE
--------------------------------------------------
December 27, 2001     $0.0042         $28.83
December 27, 2000     $3.8450         $38.19
December 27, 1999     $5.1600         $45.59
December 28, 1998     $1.7450         $35.15
December 30, 1997     $5.7900         $28.58
December 31, 1996     $2.3240         $24.14
December 29, 1995     $3.9600         $22.16
December 30, 1994     $2.7900         $19.68
December 31, 1993     $0.7600         $23.26
December 31, 1992     $0.6460         $21.59
December 31, 1991     $0.5730         $21.28
December 31, 1990     $0.4600         $16.27
December 29, 1989     $0.6540         $17.07
December 30, 1988     $0.3770         $12.65
January 4, 1988       $0.1520         $ 9.58

                 Average Annual Returns - September 30, 2002 (a)
--------------------------------------------------------------------------------
   1  Year ..................................... (25.81)%
   5  Year .....................................  (3.60)%
   10 Year .....................................   7.85%
   Life of Fund (b) ............................  10.96%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of investment operations on April 10, 1987.

THE ECONOMY

      The consumer continues to do the economy's heavy lifting. The mortgage refinancing bonanza created by the lowest mortgage rates in 31 years has put cash in the consumer's pocket and kept the housing markets' muscles flexed. Even the auto industry continues to move forward, albeit with some visible fatigue. Retailers have reported a slowdown of late but most businesses are holding their own and keeping expenses in check. Offsetting some of the refinancing savings is the 50% rise in oil prices this year.

      While companies have been slow to turn on the capital-spending spigot, the dollars are beginning to trickle if not flow rapidly. Durable goods orders are trending up and inventories are as lean as we have ever seen. The aggressive Federal Reserve Board's ("Fed's") easing of short-term interest rates last year should be gaining traction. Although the economy seemed to hit a speed bump in the last two weeks of September, for reasons we can't be sure, "real" Gross Domestic Product ("GDP") should come in around 3% for the third quarter. As of this writing in early October, it appears the consensus GDP estimate for the fourth quarter is around 4%.

      It now seems that profits for the Standard and Poor's ("S&P") 500 Index will rise about 5% for the third quarter. This is not as robust as most had hoped for a few months ago, but the positive trend is still meaningful. Most importantly, it looks like the odds of a double dip recession have gone down from a month ago. My primary concern had been the possibility of the economy hitting an iceberg instead of a speed bump and sinking like an old battleship. The most recent news on employment, after all revisions are digested, exceeded expectations on the upside and allowed investors to breathe easier.

      While many remain unsure, most economists believe the recession ended in December of 2001, according to the Federal Reserve Bank of Philadelphia. Some forecasters remain concerned about deflation, noting the 1.1% increase in the Consumer Price Index for the 12 months ended June 30, 2002 is the lowest annual reading since 1964. Others point to sagging consumer confidence and rising mortgage delinquencies, noting that housing foreclosures are running at the highest level seen in 30 years of collecting data. Admittedly, the economic news remains mixed. But even though the recovery is no slam-dunk, more data than not suggests we will muddle through.

THE STOCK MARKET

      As you know by now, the third quarter was nasty for equity investors. According to Morningstar, it was the second worst three-month period for domestic equity funds since 1976, bested only by the third quarter of 1981. For the overall market, it was the worst three-month period since the fourth quarter of 1987. Equity fund investors suffered the worst back-to-back quarterly declines since mid-1974. During July, the headline risk in the market peaked with the July 22 bankruptcy of WorldCom. While hardly surprising at that point, it is still the biggest bankruptcy ever. News of WorldCom's doctored financial statements sent the market tumbling. On July 23, the market reached its low point for the quarter and then, after falling for most of the previous two months, the Dow Jones Industrial Average surged 447 points on July 24. It was the beginning of a four-day rally that would push the Dow Industrials up 13% for its biggest four-day percentage move since 1933.

      Still, the month-end rally capped a month of record equity mutual fund redemptions. According to Lipper, investors pulled roughly $50 billion out of equity funds in July, easily dwarfing the previous record of about $30 billion during September of 2001. As a percentage of all equity fund assets, July's 1.7% redemption rate places second after October of 1987 when 3.1% of equity fund assets were redeemed. Lipper estimates investors funneled approximately $19 billion into bond funds in July, besting the previous record inflow to bond funds of $15 billion, set in August of 2001. This, as interest rates hit 40-year lows. In fact, during the first six months of the year, investors placed over $204 billion in savings and money market accounts bringing the total in this category to $2.5 trillion. This appears to be a record amount despite typical interest rates of just under 1% on such investments. Bear in mind the inflation rate remains a touch over 1%, implying a negative real interest rate on short-term savings instruments.

      After the fireworks of July, the stock market struggled for the balance of the quarter with the July 23 low holding through quarter's end. Many investors, stung by over two years of falling stock prices, distressed over corporate scandals, fearful of the war on terrorism and uninspiring economic data, finally threw in the towel. This is the kind of behavior typically associated with market bottoms. Of course, that remains to be seen.

PORTFOLIO HIGHLIGHTS

      The good news is we outperformed the market. The bad news is the market was pretty sad. The -17.27% return registered by the S&P 500 Index was the 13th worst quarter since 1924 and the worst since 1987, according to Ned Davis Research. Our top performing stock for the quarter was Omnicom (+22%), which was due for a bounce. Clear Channel (+9%) and Abbott Labs (+7%) were also relatively strong. Other holdings with absolute gains for the quarter included Sysco, Johnson & Johnson, McGraw Hill and Qualcomm. Performance this quarter was uneven from sector to sector with no clear winning and losing industry sectors.

      Among the weaker holdings were EMC (-39%), Tiffany (-39%), Wyeth (-38%) and Texas Instruments (-38%).

      Our largest industry sector weighting remains media, representing about 24% of equity assets. Viacom is our largest holding in this field, followed by Clear Channel Communications and AOL Time Warner. We continue to see a recovery in advertising that bodes well for this sector. Our other areas of investment emphasis are financial services (22% of assets), technology (18% of assets) and healthcare (15% of assets).

      A new area of investment for us is aerospace and defense. By historical levels, defense spending as a percentage of GDP is quite low. Given our growing defense and homeland security needs, we expect the defense budget is in the early innings of a major increase. We must spend more to maintain existing readiness levels and we must spend more on new weapons and facilities programs. Our initial investments in this area are General Dynamics and L-3 Communications.

LOOKING AHEAD

      At times like these, trying to predict the market's near-term trajectory seems lunatic. I did, however, find some historical insight to share, courtesy of Ned Davis Research, who provided much of the factual data presented below.

      As of October 8, this was the second longest bear market in history for the S&P 500 Index ("S&P"), having lasted 927 days. It is the longest bear market in history as measured by the Dow Jones Industrial Average. The peak to trough decline in the S&P of nearly 50% ranks as the third worst decline ever, falling behind 1929 and

1937. So this has been one of the deepest and longest periods of falling stock prices in history. As mentioned earlier, the near 18% drop for the S&P in the third quarter ranks as one of the weakest quarters on record. We are allowed to hope that this has been so bad for so long that it has to turn around pretty soon. In every case since World War II when the S&P fell by over 15% in a quarter, the market was higher in the subsequent 1,2,3,4 and 8 quarters.

      In my opinion, which may be dangerously wrong, stocks are attractively priced in the context of current interest rates. I don't think you can value stocks in a vacuum. The cost of money and the risk free return are essential inputs investors need to know to value stocks. Interest rates are at 40-year lows. At no point on record (data since 1968) have Treasury bill yields been this low relative to dividend yields. On average, Treasury bills have yielded just over two times the dividend yield. As of this writing, T-bills are yielding less than one times the dividend yield. There are now many opportunities for investors to sell short-term fixed income instruments in favor of stocks and pick up yield.

      Similarly, the earnings yield on stocks (the inverse of the P/E ratio) is very high, historically, relative to the 10-year Treasury yield. At the market's peak in 2000, the yield on the 10-year Treasury was almost double the stock market's earnings yield. As of this writing, the 10-year Treasury is yielding less than one times the market's earnings yield (about 0.8). The Ned Davis data on this subject goes back to 1985 and this is the cheapest the market has been using this metric during this somewhat limited time period. The 10-year Treasury averaged a yield that was about 1.3 times the market's earnings yield during this 17-year period.

      Finally, I would like to put some color on the risk of market timing, while at the same time congratulating those of you that were able to correctly time the exit from this now historic bear market. As most of you know, I do not attempt to time the market with Fund assets. I view the Fund as an equity fund and not a one-stop vehicle for asset allocation. Anyway, the primary reason to resist the temptation to time the market has to do with the damage done to long-term investment returns when you miss a few of the market's big up days. For example, a buy and hold approach to the S&P over the 74 years through September 9, 2002 produced a 9.9% annualized return. However, if you simply missed the best 30 days over the 74 years (about 18,500 trading days), your return fell to 6.3%. If you missed the best 50 days over the 74 years, your return was 4.8%. You might argue that if you missed the worst 30 days you would have earned 13.6%. True, but the only way to surely do that is to always be in cash, in which case you earn a Treasury bill return.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ANALOG DEVICES INC. (ADI - $19.70 - NYSE) is a diversified manufacturer of semiconductors with leading positions in high performance analog and digital signal processing chips, where it claims the number two position after Texas Instruments (TXN - $14.77 - NYSE). The company is also a leader in data converters, which convert digital signals into analog, or real world, signals. The company's business is well diversified by industry deriving 40% of revenues from the industrial market, 38% from the communications market and 22% from the computer and consumer electronics markets. Earnings growth will likely be below trend line this year, due to overall industry weakness. We anticipate a resumption of healthy double-digit growth next year.

AOL TIME WARNER INC. (AOL - $11.70 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 35 million subscribers to its flagship America Online service. In addition, the company is one of the largest operators of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $34.75 - NYSE) operates approximately 1,225 radio stations making it one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom (VIA - $40.55 - NYSE). With approximately 776,000 outdoor displays, the company is also a leader in outdoor advertising. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection. Last year we saw a cyclical decline in advertising, reflecting the slowing economy and the loss of dotcom business. We expect a recovery in ad spending over the course of the year, which should put the company back on its double-digit growth track.

INTEL CORP. (INTC - $13.89 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with better than an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market. While earnings suffered last year from the economic slowdown, we expect improving business over the course of the year and believe that the company will grow earnings at a double-digit rate over the next several years. Personal computers remain the primary tool for accessing the Internet and running businesses.

JOHNSON & JOHNSON (JNJ - $54.08 - NYSE) is a diversified health care company that derives over half its revenues from pharmaceuticals. Its most recognized consumer brand is Tylenol. The company's new drug-coated stents have received strongly positive reviews and should be a terrific new product when fully launched. Because of its diversification, the company's growth has been relatively consistent over the years. We expect the company to grow at a low teen rate over the next few years.

MARSH & MCLENNAN COMPANIES INC. (MMC - $41.64 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds, which manage about $230 billion in assets. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. We expect the insurance brokerage business to benefit handsomely from a better pricing environment. We expect MMC to grow earnings at a double-digit rate over the next few years.

MELLON FINANCIAL CORP. (MEL - $25.93 - NYSE) is one of the largest asset managers in the country. In addition to the company's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent approximately 85% of revenues and that number should grow as the year progresses. Assets under management now exceed $560 billion, which creates an enviable stream of fee revenue of a recurring nature, something which all bankers prize.

NORTHERN TRUST CORP. (NTRS - $37.72 - NASDAQ) is one of an elite group of financial institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc.) and continues to increase its fee income in a methodical way. We believe earnings will continue to grow at a double-digit rate, powered by growth in managed trust assets, which exceed $290 billion, and growth in assets under administration, which exceed $1.4 trillion. We regard NTRS as a trophy property within the financial sector.

PFIZER INC. (PFE - $29.02 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $5 billion, which bodes well for future growth. Business trends are strong and we expect the company to grow earnings at a high teens rate for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies. The company's leading products include Lipitor (cholesterol),Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant).

STATE STREET CORP. (STT - $38.64 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $5.7 trillion under custody. Additionally, the company is a major asset manager itself with over $700 billion in assets under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors. State Street is an impressively consistent financial service company.

TEXAS INSTRUMENTS INC. (TXN - $14.77 - NYSE) is the largest provider of digital signal processors (DSPs), a critical component for PCs and digital communication devices, including wireless phones and digital subscriber lines (DSLs). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. While earnings for the DSP industry have been hurt by poor economic growth this year, we believe the company can resume a double-digit earnings growth rate next year.

THE HOME DEPOT INC. (HD - $26.10 - NYSE) is the leading home improvement retailer. With a reputation for low prices and good customer service, HD is far and away the market share leader in an attractive retailing niche. The company operates over 1,450 Home Depot stores, including roughly 50 EXPO Design Center stores and a handful of Landscape Supply stores. The company has begun international expansion with stores in Canada, Chile, Argentina, Puerto Rico and Mexico. We think earnings will grow at a high teen rate over the next few years.

VIACOM INC. (VIA'B - $40.55 - NYSE) is a leading media content company, owning properties such as MTV, Nickelodeon, Showtime, TNN, Paramount, the CBS network, CBS-owned TV station group and Infinity radio stations. Growth slowed last year with the weak economy but we are confident the company will grow at a low double-digit rate over the next few years.

IN CONCLUSION

      There is a lot of talk about how to account for stock options these days. As much as I loathe the outrageously large option grants awarded certain executives over the past decade, I do not lose any sleep over the customary accounting of such awards. Options that are "in the money" (trading below current market share price) have always been accounted for in the fully diluted earnings per share numbers. Options not "in the money" are not accounted for because they would not be exercised. Many companies have recently chosen to expense options at the time of grant on the theory that options granted management have a value and that value should be recorded on the income statement as compensation expense. However, this may prove misleading for several reasons. First, if the option is never exercised there is no treatment for recovering what has been expensed. Second, it is not easy to appraise the true value of an option, particularly one that is illiquid. Third, whatever the true value of an option, it is a transfer of wealth from existing shareholders to management and not a transfer from the company itself. Therefore, it is like the company is booking an expense that it will never pay. Is this different from the company booking revenue it will never actually receive? I don't think anyone wants that.

      The idea of expensing options is noble, honorable and commendable. Most companies want to do the right thing and public opinion now seems to demand the expensing of options. But what is now the "in vogue" accounting treatment for expensing options does not reflect the actual mechanics of what is happening. The real outcry, I believe, is not about the accounting for options per se, but about the outsized awards given to a few too many CEOs. You might discourage a fair amount of this activity if the tax laws were changed. Under current rules, companies get a tax deduction for the value of the option when exercised although they never pay out a dime. In fact, the company receives cash from the executive exercising the option. So the company pays nothing but gets cash and a tax deduction for effectively selling stock at a discount price to an executive. It is such a good deal for companies that you cannot expect them to not take advantage of it. Remember, when a company pays cash compensation, the shareholders are out that amount of money as soon as the check clears. But when a company compensates employees with options, instead of cash, there is no cost -- no dilution -- to shareholders unless the stock price goes up. So the next time someone tells you that company X has no earnings after they expense options, say it ain't so, because the cost of options is actually borne by shareholders through dilution. Technically, net income is helped by the exercise of options due to the tax treatment. Furthermore, the receipt of cash -- when the executive pays for the option -- boosts the cash account on the balance sheet. Who says accounting is boring?

                                Sincerely,

                                /S/ HOWARD F. WARD
                                HOWARD F. WARD, CFA
                                Portfolio Manager

October 25, 2002


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                            WHEN
                      ---                            ----
      Special Chats:  Mario J. Gabelli               First Monday of each month
                      Howard Ward                    First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      NOVEMBER                       DECEMBER                        JANUARY
                      --------                       --------                        -------
      1st Wednesday   Charles Minter & Martin Weiner Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday   Caesar Bryan                   Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday   Walter Walsh & Laura Linehan   Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday   Barbara Marcin                                                 Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

--------------------------------------------------------------------------------
                         TOP TEN HOLDINGS
                        SEPTEMBER 30, 2002
                        ------------------

Viacom Inc., Cl. B                                AOL Time Warner Inc.
Clear Channel Communications Inc.                 Pfizer Inc.
State Street Corp.                                Omnicom Group Inc.
Northern Trust Corp.                              Mellon Financial Corp.
The Home Depot Inc.                               Microsoft Corp.
--------------------------------------------------------------------------------

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
   SHARES                                          VALUE
   ------                                         -------
            COMMON STOCKS -- 99.8%
            AEROSPACE -- 2.5%
   350,000  General Dynamics Corp. ......... $   28,465,500
    80,000  Lockheed Martin Corp. ..........      5,173,600
    60,000  Northrop Grumman Corp. .........      7,442,400
                                             --------------
                                                 41,081,500
                                             --------------
            BROADCASTING -- 6.3%
 2,936,600  Clear Channel Communications
              Inc.+ ........................    102,046,850
                                             --------------
            BUSINESS SERVICES -- 4.9%
   580,000  Automatic Data Processing Inc. .     20,166,600
 1,082,000  Omnicom Group Inc. .............     60,245,760
                                             --------------
                                                 80,412,360
                                             --------------
            TELECOMMUNICATIONS -- 1.4%
   969,000  Cablevision Systems Corp.,
              Cl. A+ .......................      8,779,140
   685,000  Comcast Corp., Cl. A, Special+ .     14,289,100
                                             --------------
                                                 23,068,240
                                             --------------
            COMMUNICATIONS EQUIPMENT -- 7.9%
 2,696,000  Cisco Systems Inc.+ ............     28,254,080
   500,000  L-3 Communications
              Holdings Inc.+ ...............     26,350,000
 1,040,000  Motorola Inc. ..................     10,587,200
 1,940,000  Nokia Corp., ADR ...............     25,705,000
 1,343,000  Qualcomm Inc.+ .................     37,093,660
                                             --------------
                                                127,989,940
                                             --------------
            COMPUTER HARDWARE -- 1.2%
   820,000  Dell Computer Corp.+ ...........     19,278,200
                                             --------------
            COMPUTER SOFTWARE AND SERVICES -- 3.8%
 1,620,000  EMC Corp.+ .....................      7,403,400
 1,255,000  Microsoft Corp.+ ...............     54,893,700
                                             --------------
                                                 62,297,100
                                             --------------
            ELECTRONICS -- 5.7%
 1,080,000  Analog Devices Inc.+ ...........     21,276,000
   450,000  Applied Materials Inc.+ ........      5,197,500
 2,000,000  Intel Corp. ....................     27,780,000
   245,000  Linear Technology Corp. ........      5,076,400
   400,000  Taiwan Semiconductor Manufacturing
              Co. Ltd., ADR+ ...............      2,540,000
 2,091,000  Texas Instruments Inc. .........     30,884,070
                                             --------------
                                                 92,753,970
                                             --------------
            ENERGY AND UTILITIES -- 1.5%
   105,000  Murphy Oil Corp. ...............      8,617,350
   250,000  Occidental Petroleum Corp. .....      7,095,000
   230,000  Schlumberger Ltd. ..............      8,845,800
                                             --------------
                                                 24,558,150
                                             --------------
            ENTERTAINMENT -- 11.1%
 5,860,000  AOL Time Warner Inc.+ ..........     68,562,000
 2,750,851  Viacom Inc., Cl. B+ ............    111,547,008
                                             --------------
                                                180,109,008
                                             --------------

                                                  MARKET
   SHARES                                          VALUE
   ------                                         -------
            FINANCIAL SERVICES -- 22.1%
   305,000  Goldman Sachs Group Inc. ....... $   20,139,150
   987,000  Marsh & McLennan Companies Inc.      41,098,680
 2,296,000  Mellon Financial Corp. .........     59,535,280
   815,000  Merrill Lynch & Co. Inc. .......     26,854,250
 2,014,900  Northern Trust Corp. ...........     76,002,028
 2,995,000  Schwab (Charles) Corp. .........     26,056,500
 2,268,800  State Street Corp. .............     87,666,432
 1,874,900  Stilwell Financial Inc. ........     22,630,043
                                             --------------
                                                359,982,363
                                             --------------
            FOOD AND BEVERAGE -- 3.2%
   690,000  PepsiCo Inc. ...................     25,495,500
   150,000  Starbucks Corp.+ ...............      3,096,000
   845,000  Sysco Corp. ....................     23,989,550
                                             --------------
                                                 52,581,050
                                             --------------
            HEALTH CARE -- 15.2%
   755,000  Abbott Laboratories ............     30,502,000
   478,000  Amgen Inc.+ ....................     19,932,600
   759,000  Baxter International Inc. ......     23,187,450
   779,000  Johnson & Johnson ..............     42,128,320
   425,000  Lilly (Eli) & Co. ..............     23,519,500
   170,000  Medtronic Inc. .................      7,160,400
 2,182,500  Pfizer Inc. ....................     63,336,150
    40,000  UnitedHealth Group Inc. ........      3,488,800
 1,105,000  Wyeth ..........................     35,139,000
                                             --------------
                                                248,394,220
                                             --------------
            PUBLISHING -- 1.4%
   382,500  McGraw-Hill Companies Inc. .....     23,416,650
                                             --------------
            RETAIL -- 9.9%
   180,000  Bed Bath & Beyond Inc.+ ........      5,862,600
 2,741,577  The Home Depot Inc. ............     71,555,160
 1,423,400  Tiffany & Co. ..................     30,503,462
   480,000  Wal-Mart Stores Inc. ...........     23,635,200
   975,000  Walgreen Co. ...................     29,991,000
                                             --------------
                                                161,547,422
                                             --------------
            SATELLITE -- 1.2%
 2,090,000  General Motors Corp., Cl. H+ ...     19,123,500
                                             --------------
            WIRELESS COMMUNICATIONS -- 0.5%
   675,000  Vodafone Group plc, ADR ........      8,660,250
                                             --------------
            TOTAL COMMON STOCKS ............  1,627,300,773
                                             --------------
            TOTAL INVESTMENTS -- 99.8%
              (Cost $2,606,022,546) ........  1,627,300,773

            OTHER ASSETS AND
              LIABILITIES (NET) -- 0.2% ....      3,755,169
                                             --------------
            NET ASSETS -- 100.0% ........... $1,631,055,942
                                             ==============
----------------
 +     Non-income producing security.
 ADR - American Depository Receipt.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                THE GABELLI GROWTH FUND
                 One Corporate Center
               Rye, New York 10580-1422
                      800-GABELLI
                     800-422-3554
                   FAX: 914-921-5118
               WEBSITE: WWW.GABELLI.COM
               E-MAIL: INFO@GABELLI.COM
      Net Asset Value available daily by calling
              800-GABELLI after 6:00 P.M.

                   BOARD OF TRUSTEES

Mario J. Gabelli, CFA            Karl Otto Pohl
CHAIRMAN AND CHIEF               FORMER PRESIDENT
INVESTMENT OFFICER               DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita              Anthony R. Pustorino
ATTORNEY-AT-LAW                  CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.        PROFESSOR EMERITUS
                                 PACE UNIVERSITY

James P. Conn                    Anthony Torna
FORMER CHIEF INVESTMENT OFFICER  MAXIM GROUP LLC
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Dugald A. Fletcher               Anthonie C. van Ekris
PRESIDENT,                       MANAGING DIRECTOR
FLETCHER & COMPANY, INC.         BALMAC INTERNATIONAL, INC.

John D. Gabelli                  Salvatore J. Zizza
SENIOR VICE PRESIDENT            CHAIRMAN, HALLMARK ELECTRICAL
GABELLI & COMPANY, INC.          SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

            OFFICERS AND PORTFOLIO MANAGER

Bruce N. Alpert                  Howard F. Ward, CFA
PRESIDENT AND TREASURER          PORTFOLIO MANAGER

James E. McKee
SECRETARY

                      DISTRIBUTOR
                Gabelli & Company, Inc.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
          State Street Bank and Trust Company

                     LEGAL COUNSEL
       Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB406Q302SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GROWTH
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002